UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 9, 2014

Group 1 Automotive, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13461	76-0506313
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Gessner Suite 500

Houston, Texas 77024

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (713) 647-5700

Not Applicable Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On September 9, 2014, Group 1 Automotive, Inc. (the “Company”) completed its private placement (the “Offering”) of $200,000,000 aggregate principal amount of its 5.000% Senior Notes due 2022 (the “Additional Notes”) to J.P. Morgan Securities LLC and the other initial purchasers (the “Initial Purchasers”). The Additional Notes are guaranteed on an unsecured senior basis (the “Guarantees”) by certain of the Company’s subsidiaries (collectively, the “Guarantors”). The terms of the Additional Notes are governed by the indenture dated as of June 2, 2014, by and among the Company, the Guarantors and Wells Fargo Bank, National Association, as trustee.

In connection with the issuance and sale of the Additional Notes, the Company and the Guarantors entered into a registration rights agreement (the “Registration Rights Agreement”) with the Initial Purchasers, dated September 9, 2014. Pursuant to the Registration Rights Agreement, the Company and the Guarantors have agreed to file a registration statement with the Securities and Exchange Commission so that holders of the Additional Notes can exchange the Additional Notes for registered Additional Notes (the “Exchange Notes”) that have substantially identical terms as the Additional Notes. In addition, the Company and the Guarantors have agreed to exchange the Guarantee related to the Additional Notes for a registered guarantee having substantially the same terms as the original Guarantee. The Company and the Guarantors will use commercially reasonable efforts to cause the exchange to be completed on or prior to June 2, 2015. The Company and the Guarantors are required to pay additional interest if they fail to comply with their obligations to register the Additional Notes within the specified time periods.

A copy of the Registration Rights Agreement is filed as Exhibit 4.1 to this Form 8-K and is incorporated herein by reference. The description of the Registration Rights Agreement in this report is a summary and is qualified in its entirety by the terms of the Registration Rights Agreement.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Form 8-K is incorporated by reference into this Item 2.03 of this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Registration Rights Agreement, dated as of September 9, 2014, by and among Group 1 Automotive, Inc., the guarantors party thereto and J.P. Morgan Securities LLC, as representative of the initial purchasers named therein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 11, 2014

Group 1 Automotive, Inc.

By:	/s/ John C. Rickel
Name:	John C. Rickel
Title:	Senior Vice President

Exhibit Index

Exhibit No.	Description

4.1	Registration Rights Agreement, dated as of September 9, 2014, by and among Group 1 Automotive, Inc., the guarantors party thereto and J.P. Morgan Securities LLC, as representative of the initial purchasers named therein.

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